Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA and

Ameritas Life Insurance Corp. Separate Account LLVL

Supplement to:

Ameritas Low-Load Variable Universal Life and

Ameritas Low-Load Survivorship Variable Universal Life

Prospectuses Dated May 1, 2008

Ameritas No-Load Variable Annuity (4080)

Prospectus Dated May 1, 2010

Ameritas NLVA 6150

Prospectus Dated May 1, 2013

Ameritas No-Load VA 6150

Prospectus Dated May 1, 2016

Ameritas Advisor No-Load VA and Ameritas Advisor VUL®

Prospectuses Dated May 1, 2018

Supplement Dated June 22, 2018

On or about July 2, 2018, Deutsche Investment Management Americas Inc., the investment advisor to the Deutsche funds available through your policy, will be renamed to DWS Investment Management Americas, Inc. In addition, the "Deutsche funds" will become known as the "DWS funds" and each of the Deutsche funds listed in your prospectus will be renamed.

As of the effective date of the foregoing name changes, all references to Deutsche in your prospectus and supporting material relating to your variable policy will thereafter refer to DWS.

All other provisions remain as stated in your Policy and prospectus, as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 774 06-18